Exhibit 24


                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby constitute and appoint RAZ STEINMETZ, LAWRENCE LEFKOWITZ, and ALAN L. SCHAFFER, or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL CORPORATION to sign the Annual Report on Form 10-K of AMPAL-AMERICAN ISRAEL CORPORATION to the Securities and Exchange Commission for the year ended December 31, 1997, and any and all amendments thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorneys-in-fact or either of them may lawfully do or cause to be done by virtue hereof.


     January 22, 1998               /s/Arie Abend
-------------------------          -----------------------
        Date                              Signature

                                                                      Exhibit 24
                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby constitute and appoint RAZ STEINMETZ, LAWRENCE LEFKOWITZ, and ALAN L. SCHAFFER, or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL CORPORATION to sign the Annual Report on Form 10-K of AMPAL-AMERICAN ISRAEL CORPORATION to the Securities and Exchange Commission for the year ended December 31, 1997, and any and all amendments thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorneys-in-fact or either of them may lawfully do or cause to be done by virtue hereof.


     January 23, 1998                /s/Michael Arnon
-------------------------          -----------------------
        Date                              Signature

                                                                      Exhibit 24
                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby constitute and appoint RAZ STEINMETZ, LAWRENCE LEFKOWITZ, and ALAN L. SCHAFFER, or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL CORPORATION to sign the Annual Report on Form 10-K of AMPAL-AMERICAN ISRAEL CORPORATION to the Securities and Exchange Commission for the year ended December 31, 1997, and any and all amendments thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorneys-in-fact or either of them may lawfully do or cause to be done by virtue hereof.


     March 25, 1998                 /s/Benzion Benbassat
-------------------------          -----------------------
        Date                              Signature

                                                                      Exhibit 24
                                POWER OF ATTORNEY
                                -----------------


      KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby constitute and appoint RAZ STEINMETZ, LAWRENCE LEFKOWITZ, and ALAN L. SCHAFFER, or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL CORPORATION to sign the Annual Report on Form 10-K of AMPAL-AMERICAN ISRAEL CORPORATION to the Securities and Exchange Commission for the year ended December 31, 1997, and any and all amendments thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorneys-in-fact or either of them may lawfully do or cause to be done by virtue hereof.


     January 19, 1998               /s/Yaacov Elinav
-------------------------          -----------------------
        Date                              Signature

                                                                      Exhibit 24
                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby constitute and appoint RAZ STEINMETZ, LAWRENCE LEFKOWITZ, and ALAN L. SCHAFFER, or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL CORPORATION to sign the Annual Report on Form 10-K of AMPAL-AMERICAN ISRAEL CORPORATION to the Securities and Exchange Commission for the year ended December 31, 1997, and any and all amendments thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorneys-in-fact or either of them may lawfully do or cause to be done by virtue hereof.


     February 2, 1998               /s/Kenneth L. Henderson
-------------------------          ------------------------
        Date                              Signature

                                                                      Exhibit 24
                                POWER OF ATTORNEY
                                -----------------


      KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby constitute and appoint RAZ STEINMETZ, LAWRENCE LEFKOWITZ, and ALAN L. SCHAFFER, or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL CORPORATION to sign the Annual Report on Form 10-K of AMPAL-AMERICAN ISRAEL CORPORATION to the Securities and Exchange Commission for the year ended December 31, 1997, and any and all amendments thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorneys-in-fact or either of them may lawfully do or cause to be done by virtue hereof.


     March 25, 1998                  /s/Irwin Hochberg
-------------------------          -----------------------
        Date                              Signature

                                                                      Exhibit 24
                                POWER OF ATTORNEY
                                -----------------


      KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby constitute and appoint RAZ STEINMETZ, LAWRENCE LEFKOWITZ, and ALAN L. SCHAFFER, or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL CORPORATION to sign the Annual Report on Form 10-K of AMPAL-AMERICAN ISRAEL CORPORATION to the Securities and Exchange Commission for the year ended December 31, 1997, and any and all amendments thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorneys-in-fact or either of them may lawfully do or cause to be done by virtue hereof.


     January 22, 1998                /s/ Hillel Peled
-------------------------          -----------------------
        Date                              Signature

                                                                      Exhibit 24
                                POWER OF ATTORNEY
                                -----------------


      KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby constitute and appoint RAZ STEINMETZ, LAWRENCE LEFKOWITZ, and ALAN L. SCHAFFER, or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL CORPORATION to sign the Annual Report on Form 10-K of AMPAL-AMERICAN ISRAEL CORPORATION to the Securities and Exchange Commission for the year ended December 31, 1997, and any and all amendments thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorneys-in-fact or either of them may lawfully do or cause to be done by virtue hereof.


     January 19, 1998                  /s/ Shimon Ravid
-------------------------          -----------------------
        Date                              Signature

                                                                      Exhibit 24
                                POWER OF ATTORNEY
                                -----------------


      KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby constitute and appoint RAZ STEINMETZ, LAWRENCE LEFKOWITZ, and ALAN L. SCHAFFER, or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL CORPORATION to sign the Annual Report on Form 10-K of AMPAL-AMERICAN ISRAEL CORPORATION to the Securities and Exchange Commission for the year ended December 31, 1997, and any and all amendments thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorneys-in-fact or either of them may lawfully do or cause to be done by virtue hereof.


     March 10, 1998                 /s/ Evelyn Sommer
-------------------------          -----------------------
        Date                              Signature

                                                                      Exhibit 24
                                POWER OF ATTORNEY
                                -----------------


      KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby constitute and appoint RAZ STEINMETZ, LAWRENCE LEFKOWITZ, and ALAN L. SCHAFFER, or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL CORPORATION to sign the Annual Report on Form 10-K of AMPAL-AMERICAN ISRAEL CORPORATION to the Securities and Exchange Commission for the year ended December 31, 1997, and any and all amendments thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorneys-in-fact or either of them may lawfully do or cause to be done by virtue hereof.


     March 26, 1997                /s/ Michael W. Sonnefeldt
-------------------------          -------------------------
        Date                              Signature

                                                                      Exhibit 24
                                POWER OF ATTORNEY
                                -----------------


      KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby constitute and appoint RAZ STEINMETZ, LAWRENCE LEFKOWITZ, and ALAN L. SCHAFFER, or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL CORPORATION to sign the Annual Report on Form 10-K of AMPAL-AMERICAN ISRAEL CORPORATION to the Securities and Exchange Commission for the year ended December 31, 1997, and any and all amendments thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorneys-in-fact or either of them may lawfully do or cause to be done by virtue hereof.


     March 25, 1997                /s/ Raz Steinmetz
-------------------------          -------------------------
        Date                              Signature

                                                                      Exhibit 24
                                POWER OF ATTORNEY
                                -----------------


      KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby constitute and appoint RAZ STEINMETZ, LAWRENCE LEFKOWITZ, and ALAN L. SCHAFFER, or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL CORPORATION to sign the Annual Report on Form 10-K of AMPAL-AMERICAN ISRAEL CORPORATION to the Securities and Exchange Commission for the year ended December 31, 1997, and any and all amendments thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorneys-in-fact or either of them may lawfully do or cause to be done by virtue hereof.


     March 25, 1998                  /s/Daniel Steinmitz
-------------------------          -----------------------
        Date                              Signature